UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2012

Compuware Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-20900

Michigan	38-2007430
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Campus Martius, Detroit, Michigan	48226-5099
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (313) 227-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 22, 2012, Compuware Corporation (“Compuware”) issued a press release announcing financial results for its fourth quarter and fiscal year ended March 31, 2012 and certain other information.  A copy of the press release is furnished with this Report as Exhibit 99.1.

A transcript of the conference call held on May 22, 2012 is furnished with this Report as Exhibit 99.2.

Item 8.01.	Other Events.

In May 2012, the Board of Directors authorized a Rule 10b5-1 repurchase program to be implemented during the first quarter of fiscal 2013 which will allow us to repurchase shares pursuant to a predetermined formula without regard to the quarterly black-out periods.  This plan will utilize funds under the current discretionary authorization and will expire in November 2012.

Item 9.01.	Financial Statements and Exhibits.

           (c) Exhibits.

99.1	Press Release, dated May 22, 2012.

99.2	Transcript of conference call held on May 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUWARE CORPORATION

Date: May 24, 2012	By:	/s/ Laura L. Fournier
Laura L. Fournier
Executive Vice President
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated May 22, 2012.

99.2	Transcript of conference call held on May 22, 2012.